UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2009

OVERTURE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-33924	98-0576724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited Ugland House Grand Cayman, Cayman Islands	KY1-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

OVERTURE ACQUISITION CORP. (“OVERTURE”) AND JEFFERSON NATIONAL FINANCIAL CORP. (“JNF”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF OVERTURE AND JNF REGARDING, AMONG OTHER THINGS, OVERTURE’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF JNF AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) OVERTURE’S ABILITY TO COMPLETE THE TRANSACTION AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN OVERTURE’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER OVERTURE NOR JNF ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

OVERTURE INTENDS TO FILE A REGISTRATION STATEMENT THAT WILL CONTAIN A PRELIMINARY PROXY STATEMENT/PROSPECTUS, WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND WARRANTHOLDERS OF OVERTURE AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ OVERTURE’S FINAL PROSPECTUS, DATED JANUARY 30, 2008, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF OVERTURE’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO OVERTURE IN WRITING AT, MAPLES CORPORATE SERVICES LIMITED, P.O. BOX 309, UGLAND HOUSE, GRAND CAYMAN KY1-1104, CAYMAN ISLANDS, OR BY TELEPHONE AT (646) 736-1376. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K AND THE REGISTRATION STATEMENT, OVERTURE INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING OVERTURE’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION, AS DESCRIBED IN THIS CURRENT REPORT AND THE REGISTRATION STATEMENT. THIS CURRENT REPORT AND THE REGISTRATION STATEMENT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF OVERTURE’S STOCKHOLDERS AND OVERTURE’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF OVERTURE’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO OVERTURE’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF OVERTURE’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT OVERTURE’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON JNF’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS OVERTURE MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01.         Entry into a Material Definitive Agreement.

On December 10, 2009, Overture Acquisition Corp. (the “Company”) entered into a Master Agreement (the “Master Agreement”), dated December 9, 2009, by and among the Company, Overture Re Holdings Ltd., the Company’s newly formed, wholly owned Bermuda holding company, Jefferson National Financial Corp., a Delaware corporation (“JNF”), Jefferson National Life Insurance Company, a Texas insurance company and a wholly owned subsidiary of JNF (“JNL”), JNL Bermuda LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of JNL, JNF Asset Management LLC, a Delaware limited liability company and the founders of the Company, pursuant to which the Company will form a strategic partnership to capitalize on opportunities in the reinsurance industry.  As part of the relationship, the Company will form Overture Re Ltd., a Bermuda company that is to become a Bermuda based reinsurer that will initially reinsure certain annuity insurance blocks of JNF’s wholly owned subsidiary, JNL.  Also JNL may acquire up to 24.5% of Overture’s outstanding shares.  Following completion of the transactions contemplated in the Master Agreement (the “Transaction”), the Company will be renamed Overture Capital Corp. (“Overture Capital”).

A copy of the Master Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

On December 10, 2009, the Company issued a press release announcing the execution of the Master Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01.        Other Information.

Attached as Exhibit 99.2 to this Current Report is the form of presentation that the Company expects to use in connection with presentations to certain of its securityholders, as well as other persons interested in purchasing securities of Overture, in connection with the Transaction. Such material may be deemed soliciting material in connection with the special meetings of Overture’s stockholders and Overture’s warrantholders to be held pursuant to the Master Agreement and a prospectus in connection with the registration of Overture’s warrants and common stock underlying such warrants.

Note Regarding Financial Information and Data of JNF

The financial information and data of JNF contained in certain of the exhibits to this Current Report is derived from JNF’s unaudited consolidated financial statements and may not conform to Regulation S-X.  Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement/final prospectus to be mailed to Overture’s stockholders and warrantholders.

Item 9.01.        Financial Statements and Exhibits.

           (d)         Exhibits

2.1*
Master Agreement, dated December 10, 2009, by and among the Company, Overture Re Holdings Ltd., Jefferson National Financial Corp., Jefferson National Life Insurance Company, JNL Bermuda LLC, JNF Asset Management LLC, and the founders of the Company as defined therein.

99.1	Press Release, dated December 10, 2009

99.2	Investor Presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2009	OVERTURE ACQUISITION CORP.

	By:	/s/ Marc Blazer
Name: Marc Blazer
Title: President

Exhibit Index

2.1*
Master Agreement, dated December 9, 2009, by and among the Company, Overture Re Holdings Ltd., Jefferson National Financial Corp., Jefferson National Life Insurance Company, JNL Bermuda LLC, JNF Asset Management LLC and the founders of the Company as defined therein.

99.1	Press Release, dated December 10, 2009

99.2	Investor Presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.